UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 23, 2013, TransAtlantic Petroleum Ltd. (the “Company”) issued a press release announcing its unaudited financial results for the three months ended March 31, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form  8-K.

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2013, the Company received a deficiency letter from NYSE MKT LLC (the “Exchange”) indicating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the three months ended March 31, 2013 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”). In addition, the Exchange asserted that the Company’s failure to timely file its Quarterly Report is a material violation of its listing agreement with the Exchange. Pursuant to the Exchange’s rules, the Company has until May 31, 2013 to submit a plan advising the Exchange of actions it has taken, or will take, that would bring the Company back into compliance with Sections 134 and 1101 of the Company Guide by no later than August 15, 2013.

In the event that the Company is unable to file its Quarterly Report on or before May 31, 2013, the Company expects to submit a plan to the Exchange on or before May 31, 2013 advising the Exchange of actions it has taken, or will take, that would bring the Company back into compliance with the Company Guide by no later than August 15, 2013. The Exchange will evaluate the plan and determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the applicable continued listing standards by August 15, 2013, in which case the plan will be accepted and the Company will have until August 15, 2013 to regain compliance with the continued listing standards.

The Company filed its Quarterly Report on May 23, 2013.

On May 23, 2013, the Company issued a press release announcing the receipt of the Exchange’s deficiency letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2013

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Jeffrey S. Mecom

Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 23, 2013